UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 15, 2011

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York		10282
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Credit Ratings: As part of its review of ratings on a number of financial institutions, on December 15, 2011, Fitch, Inc. downgraded the credit ratings for The Goldman Sachs Group, Inc. and a number of other financial institutions. Fitch, Inc.’s current credit ratings are provided below:

As of December 15, 2011
	Short- Term Debt	Long- Term Debt	Subordinated Debt	Trust Preferred[1]	Preferred Stock[2]	Rating Outlook
Fitch, Inc.[3],[4]	F1	A	A–	BBB+	BBB+	Stable	[5]

[1]	Trust preferred securities issued by Goldman Sachs Capital I.
[2]

Includes The Goldman Sachs Group, Inc.’s non-cumulative preferred stock and the Normal Automatic Preferred Enhanced Capital Securities (APEX) issued by Goldman Sachs Capital II and Goldman Sachs Capital III.

[3]	Goldman Sachs Bank USA has a rating of A+ for long-term bank deposits, F1 for short-term bank deposits and A as a long-term issuer.
[4]	Goldman, Sachs & Co. has a rating of F1 as a short-term issuer and A as a long-term issuer.
[5]	Applies to long-term issuer default ratings. The rating outlook for Trust Preferred and Preferred Stock is Watch Negative.

Item 9.01	Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance of the following debt securities by The Goldman Sachs Group, Inc. (the “Company”) on December 15, 2011, pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-176914) (the “Registration Statement”):

•	$15,617,000 3.60% Notes due 2014.

•	$5,380,000 4.50% Notes due 2018.

•	$5,310,000 5.50% Notes due 2028.

(d) Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: December 15, 2011	By:	/s/ Kenneth L. Josselyn
		Name:	Kenneth L. Josselyn
		Title:	Assistant Secretary